                           1ST SOURCE MONOGRAM FUNDS

                  1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
                     1ST SOURCE MONOGRAM INCOME EQUITY FUND
                    1ST SOURCE MONOGRAM SPECIAL EQUITY FUND
                        1ST SOURCE MONOGRAM INCOME FUND


                       SUPPLEMENT DATED FEBRUARY 3, 1998,
                      TO PROSPECTUS DATED OCTOBER 31, 1997

     The last two paragraphs under the heading "MANAGEMENT OF THE GROUP -- Investment Adviser" on page 32 of the Prospectus are deleted in their entirety and are replaced with the following:


          Effective January 5, 1998, John S. Seidl became the portfolio manager of the Special Equity Fund. Mr. Seidl has served as Vice President and a Senior Investment Officer of the Adviser since 1985. He has worked for more than 21 years as an Analyst and Senior Portfolio Manager after receiving his BBA from the University of Notre Dame. Mr. Seidl is a Chartered Financial Analyst and is responsible for the overall investment strategy of the department.

          Effective January 26, 1998, Pascal M. Romano became the portfolio manager of the Income Fund. Prior to that date, Mr. Romano had served as Assistant Vice President, Trust Officer and a portfolio manager with Citizens Banking Corporation since January, 1996. From 1985 to December, 1995, Mr. Romano was employed by Alexander Hamilton Life Insurance Company, where for the last three years he served as Assistant Vice President and a portfolio manager. Mr. Romano is a Chartered Financial Analyst and has over 13 years of investment management experience with an emphasis on fixed income securities.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE